UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2016
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INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)

2809 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
On October 26, 2016, InvenTrust Properties Corp. (the “Company”) released selected preliminary unaudited financial results as of and for the three and nine months ended September 30, 2016. The results are set forth on Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.
The information in this Form 8-K and Exhibit 99.1 attached hereto and incorporated by reference herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	InvenTrust Properties Corp. Selected Preliminary Unaudited Financial Results for the Quarter Ended September 30, 2016 (furnished pursuant to Item 2.02)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: October 26, 2016	By:	/s/ Michael E. Podboy
		Name:	Michael E. Podboy
		Title:	Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	InvenTrust Properties Corp. Selected Preliminary Unaudited Financial Results for the Quarter Ended September 30, 2016 (furnished pursuant to Item 2.02)